Exhibit 10.8

FIRST AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY OF TRINIDAD AND TOBAGO
“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIS FIRST AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “First Amendment”) is entered into this 10th day of October 2010 (the “First Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited; Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010 (hereinafter the “WSA”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”).

WHEREAS, due to circumstances beyond its control, the Client was unable to complete its obligations under the Section 6 of the WSA.

WHEREAS, the Parties now wish to move forward with the Project and have agreed to amend the WSA in the manner hereinafter appearing in order to regularize and amend the scope and consequential provisions of the WSA.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONSAND INTERPRETATIONS

1.1                               Capitalized terms not defined in this First Amendment shall have the same meaning as set out in the WSA.

2.              AMENDMENT TO SECTION 2 - TERM OF THE AGREEMENT:

2.1                               Section 2.1 of the WSA is deleted and replaced with the following:

“2.1                         This Agreement shall commence upon the mutual execution and delivery of this Agreement by the Parties (the “Effective Date”) and shall continue for a period of one hundred and twenty months following the Phase Two Start Date of the System at the POINT FORTIN Site (the “Expiration Date”), or until this Agreement is otherwise terminated as expressly authorized herein.  “Agreement Term” means the term of this Agreement from the Effective Date until the latest of the Expiration Date, or the Option Period Expiration Date (as defined below), or until this Agreement is otherwise terminated as expressly authorized herein.  “Start Date” means the date on which a specific Phase of the System (as described in Exhibit A-l) has been installed and rendered operational, which, except as otherwise provided in this Agreement, shall be according to the timeline estimates presented in Exhibit D subject to the successful completion by Client of all of its obligations under Section 6 hereof, the successful completion of the Site Civil Works and Site Intake/Outfall Repairs and Improvements based on the estimated schedule at Exhibit D, and the satisfaction of the other conditions precedent set forth in this Agreement.  “Phase Two Start Date” means the date on which the System has been completely installed and rendered operational.”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

2.2                               Section 2.2 of the WSA is deleted and replaced with the following:

“2.2                         Up to six (6) months before the Expiration Date (the “Extension Date”), Client shall have the option to provide Supplier with written notice of its request to extend the Agreement Term beyond the Expiration Date (an “Option Extension Notice”) for a mutually acceptable period (the “Option Period”) on mutually acceptable terms and conditions.  The Parties agree to negotiate the Option Period and the related terms and conditions of any such further extension of this Agreement beyond the Expiration Date in good faith and upon mutually agreeable terms to be documented in an amendment to this Agreement (an “Extension Amendment”).  For the purposes of this First Amendment, the “Option Period Expiration Date” means the expiration date of the Option Period as set forth in the Extension Amendment.  If Client fails to provide an Option Extension Notice to Supplier on or before the Extension Date or the Parties are unable to negotiate and execute an Extension Amendment on or before the Expiration Date, the Agreement Term will expire effective as of the Expiration Date.”

2.3       AMENDMENT TO SECTION 3 - MINIMUM PURCHASE AND DELIVERY COMMITMENTS:

2.3.1                     Section 3.2 of the WSA is deleted and replaced with the following:

“3.2                         Subject to Section 5.2 hereof, Supplier agrees to be able to deliver to Client a minimum amount of Product Water equal to (i) the Phase One Guaranteed Minimum Purchase during Phase One, (ii) the Phase Two Guaranteed Minimum Purchase from the Phase Two Start Date until the Expiration Date or the Option Period Expiration Date, as the case may be, averaged over each calendar month during the Agreement Term (the “Operations”).  If the System during any calendar month produces an amount of Product Water less than the Guaranteed Minimum Purchase for such month, Client’s payment obligations will be subject to adjustment pursuant to Section 4.2 hereof.  If the System during any consecutive three-month period produces an amount of Product Water less than *** of the Guaranteed Minimum Purchase for such three-month period (and the cause of such shortfall is not attributable to Client or any other causes set forth in Section 5.2 hereof), Client may provide written notice of default to Supplier pursuant to Section 13 hereof.  If Client fails to purchase the relevant Guaranteed Minimum Purchase at any time during the Agreement Term, Supplier (in addition to all of the other remedies available to Supplier under Section 12 hereof) shall be entitled to dismantle, remove and ship the System and charge Client for all costs incurred in connection therewith,”

3.              AMENDMENT TO SECTION 4 - CONSIDERATION:

3.1                               Section 4.1 of the WSA is deleted and replaced with the following:

“4.1                         Client’s obligation for all payments for Product Water under this Agreement shall be at a price payable in U.S. currency of ***  (US $ ***) per *** of Product Water delivered by Supplier (the “Water Rate”), applicable from Phase One Start Date through *** following Phase Two Start Date and *** (US $***) per cubic meter of Product Water delivered by Supplier from *** through month one hundred and twenty (120) following the Phase Two Start Date.  Additionally, *** will be made to the Water Rate effective from the Phase One Start Date if the Supplier’s cost of the Site Civil Works (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) and Site Intake/Outfall Repairs and

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Improvements *** in Sections 5.1.i and 5.1.j hereof, it being understood and agreed that Supplier will inform Client in a timely manner of timing and costs when estimated by selected civil works subcontractors and provide detailed, final accounting to Client within 60 days of completion of Site Civil Works and Site Intake/Outfall Repairs and Improvements (as set forth in Exhibits C and D).

4.              AMENDMENT TO SECTION 5 - RESPONSIBILITIES OF SUPPLIER:

4.1                               The following Section 5.1.1 is inserted after Section 5.1.k as follows:

“5.1.1               Provide support to Client with respect to the delivery and installation of a *** US gallon Product Water storage tank on the Premises (the “Product Water Storage Tank”).  It is understood and agreed that all costs and expenses relating to the delivery and installation of the Product Water Storage Tank, is the responsibility of the Client.”

4.2                               Section 5.2 of the WSA is deleted and replaced with the following:

“5.2(a)          Supplier shall not be responsible for a decrease in water production, quality of Product Water or System shutdown caused by the failure of Client to meet any of the requirements in Section 6 below, or contamination or change in the quality or quantity of the feed water as set forth in Exhibit B, or the unavailability of power, necessary to perform the Operations.  Should any of the aforementioned events limit the amount of Product Water produced by the System or result in a shutdown of the System, Client shall continue to make the payments required hereunder based upon the actual daily production of the System prior to the interruption or the applicable Guaranteed Minimum Purchase ***.  If any of the events described in this Section 5.2 should occur and result in a decrease in water production, quality of the Product Water or System shutdown, Supplier agrees to use its commercially reasonable efforts to assist Client in finding a solution to such interruption.

5.2(b)                Subject to the terms and conditions of this Agreement, the Product Water provided by Supplier (i) will meet the World Health Organization (“WHO”) standard for potable water salinity having a conductivity level not to exceed *** measured by the conductivity meter (the “Conductivity Meter”) to be installed by Supplier as part of the System and to be used for measuring the level of salinity in the Product Water produced by the System and (ii) will have a Turbidity of less than ***; a pH between ***  and *** and a residual free chlorine between *** and ***.”

4.3                               Section 5.3 of the WSA is deleted and replaced with the following:

“5.3                         The Product Water quality is warranted under Section 5.2(b) at the Conductivity Meter only.  In addition, if such standards change from those in effect on the Effective Date of this Agreement or if at any time during this Agreement Term the feed water fails to meet the specifications set forth on Exhibit B and if any such changes require additional equipment to be purchased or other capital investments to be made, Supplier, if requested by Client and provided it is commercially reasonable, will make such expenditures, as agreed between the Parties, and the Water Rate paid by Client as specified in Section 4 will be increased to amortize that capital investment over the *** of this Agreement.

Supplier’s Product Water quality obligations and warranties are contingent upon the feed water meeting the specifications set forth in Exhibit B.  Client may, at its expense, choose to have a water sample tested at a certified testing laboratory at any time.  If the System

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

during any *** produces water that fails to meet any of the Product Water parameters set forth in Section 5.2(b) (i.e. ***; Turbidity ***; pH below *** or above ***; or residual chlorine below *** or above ***;) (“Deficient Water”).  Client may, at its option, elect to accept the Deficient Water which shall upon such acceptance be deemed to be “Product Water” for purposes of this Agreement.  If, on the other hand, Client declines to accept the Deficient Water by written notice to Supplier (and the cause of such deficiency is not attributable to Client or any other causes set forth in Section 5.2 hereof), Supplier shall have a reasonable time (not to exceed ***; from the receipt of such notice from Client) to rectify the situation (the “Salinity Cure Period”).”

5.              AMENDMENT TO SECTION 6 - RESPONSIBILITIES OF CLIENT:

5.1                               Section 6.1.a of the WSA is deleted and replaced with the following:

“6.1.a               Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements Client shall obtain a license from Petrotrin permitting full access to the Premises (“Petrotrin Licence”).  Thereafter and subject to the agreement of Petrotrin, Client shall enter into a lease with Petrotrin for the POINT FORTIN Site (“Petrotrin Lease”), on or by 24th September 2010, or the first board of directors meeting of Petrotrin, whichever is the later, for a minimum period of *** automatically renewable annually in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties, including but not limited to any restrictions on operations with respect to hazardous area designation, PROVIDED HOWEVER that it is hereby agreed by Client that if there is a delay of more than three (3) months after the proposed 24th September 2010 in entering into the Petrotrin Lease the Client will use its commercially reasonable efforts to expand the scope of works within the Petrotrin Licence (with the concurrence of Petrotrin).

5.2                               Section 6.1.b of the WSA is deleted and replaced with the following:

“6.1.b               Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements.  Client shall grant a sub-license to Supplier permitting lull access to the Premises.  Thereafter and subject to section 6.1.a. above, Client shall enter into a sub-lease with the Supplier, no later than *** after entering into the Petrotrin Lease, for the POINT FORTIN Site for a minimum period of *** automatically renewable annually in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties and such sub-lease shall include, without limitation, an appropriate indemnity paragraph against any risks caused by existing Hazardous Materials on the POINT FORTIN Site as of the Effective date and no restrictions on operations with respect to hazardous area designation.”

5.3                               Section 6.2 of the WSA is deleted and replaced with the following:

“6.2                         Complete the Client Site Work Preparations and connections at the Premises in accordance with the specifications provided by Supplier to Client prior to the arrival of the System at the POINT FORTIN Site, including, without limitation, at the POINT FORTIN Site, provision of tie-in point to the Trinidad water supply for the product distribution line within fifty feet of the high service pump system, and provide a 12KV electrical supply and connection point at a mutually agreed upon Petrotrin site boundary point (as further specified at Exhibit D, collectively the “Client Site Work Preparations”).  It being understood and agreed that if Client fails to complete the Client Site Work Preparations prior to the arrival of the System at the POINT FORTIN Site in accordance with the Phase One schedule (as described in

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit D) and such failure persists for more than *** after such arrival (the “Client Grace Period”), Client shall pay Supplier (i) $*** for the first *** following the Client Grace Period and (ii) $*** for each additional *** following the Client Grace Period that Supplier is unable to install and render the System operational as a result of such failure.”

5.4                               Section 6.5 of the WSA is deleted and replaced with the following:

“6.5                         Provide sufficient uninterrupted amounts of 3-Phase, 60 Hz electrical power to enable the System to operate, and pay for all electricity consumed by the System during the Agreement Term.”

5.5                   Section 6.10 of the WSA is deleted and replaced with the following:

“6.10                  Provide all connecting piping external to the System piping to storage facility and distribution piping identified in Exhibit A-2.  Provide and maintain Product Water piping to the connecting flanges of the System at the Premises, and operate and maintain storage tanks and cisterns for Product Water and Product Water distribution systems.”

5.6                   A new Section 6.16 is inserted as follows:

“6.16                  Provide total cost reimbursement to Supplier for the installation of the Product Water Storage Tank, provided that Supplier obtains the prior approval from Client with respect to the total cost reimbursement, such approval not to be unreasonably withheld or delayed.”

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6.              AMENDMENT TO EXHIBIT A-l - DESCRIPTION OF SYSTEM

Exhibit A-l of the WSA is deleted and replaced with the following:

“Exhibit A-l

DESCRIPTION OF SYSTEM

The proposed 20,833 Cubic Meters per day (M3/D) Sea Water Reverse Osmosis (“SWRO”) plant is designed to provide redundancy and reliability.

Projected System Performance

Parameter	Performance 1st Pass
Net Production	20,833 M3/D
Product Salinity	***
Salt Removal Rate	***
Product Water Recovery	***
Operating Temperature	***
Operating Pressure	***

Phase One Process Description

Phase 1 will produce *** (*** or ***).

•                  Seawater will be pumped from the existing pump house located on the jetty, approximately *** from the plant site.  The intake pumps will be supplied electrical power from the existing pump house substation.  The water will be transferred via a renovated existing *** diameter cement lined steel pipe.  The pumps will be 2 xl 00% capacity, 1 duty 1 standby.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to 2 stage Multi Media filtration.  1st stage will comprise of *** diameter FRP filters, these filters will be located on a concrete platform adjacent to the 2nd stage filters, The 2nd stage filters will be housed in *** containers *** and will comprise *** diameter FRP Filters.

•                  Desalting will be by *** Sea Water Reverse Osmosis systems prefabricated in *** containers, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems; controls etc to produce ***of permeate water.  Each SWRO system is equipped with a 5 micron cartridge filtration system.

•                  Reject and backwash water will be returned to the ocean via a second existing renovated ***  diameter cement lined steel pipe.

•                  A remote control/monitoring system will also be supplied; this will initially be located in the ***.  Although each of the SWRO systems operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO containers will be fed calcium via a line slurry injection.  The permeate will also be injected with ***of chlorine before it is fed into the Product Water Storage Tank.  Water will be pumped from the Product Water Storage Tank into the Client’s distribution system using a high service pump system located at the site.  The water will be supplied at up to ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Phase Two Process Description

Phase II will produce *** (*** or ***) to give a total of 20,833 M3/D (5,500,000 USGPD or 4,579,700 IGPD).

•                  Additional pumps will be added to the pump station to expand the pumping capacity for Phase Two power for these pumps will be supplied from the existing pump house substation.  The water will be transferred via the same renovated ***  diameter cement lined steel pipe.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to flocculation clarification followed by 2 stage Mufti Media filtration.  Each stage of filtration will comprise of *** diameter FRP filters.  The filters will, be located on a concrete platform adjacent to the SWRO Systems.

•                  A bank of 5 micron Cartridge Filters will be installed to provide additional protection to the membrane arrays.

•                  Desalting will be by ***  Sea Water Reverse Osmosis systems, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems, controls etc to produce *** D of potable water.

•                  Reject water will be returned to the ocean via the second existing renovated ***  cement lined steel pipe.

•                  The remote control/monitoring system supplied for Phase One will be adapted for Phase Two, and this will be relocated to a new container equipped as a control room office.  Although each of the SWRO systems will operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO containers will be fed calcium via a line slurry injection.  The permeate will also be injected with ***  of chlorine before it is fed into the Product Water Storage Tank.  Water will be pumped from the Product Water Storage Tank into the Client’s distribution system using a high service pump system located at the site.  The water will be supplied at up to ***.

•                  Backwash water from the media filters will be collected in a holding tank, this will be blended with the sludge from the clarifiers as this is passed to a thickening system; filtrate from this system will be blended with the reject water going to the ocean.  The thickened sludge will then be processed by belt press to provide a material that will be disposed of at a regulated landfill.

•                  Cleanings will occasionally be performed on the SWRO trains.  A chemical cleaning system will be supplied to perform the required cleanings.  Chemicals used during the cleaning process will be neutralized after cleanings and disposed through the brine discharge line.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

7.              AMENDMENT TO EXHIBIT C - PRICING SCHEDULE:

Exhibit C to the WSA is deleted and replaced with the following:

“Exhibit C

Pricing Schedule

	Average Minimum Consumption	Price per ***	Estimated Electricity Usage for SWRO (***) at ***
Phase One *** (***)	All Water Produced (up to system design)	US$***	Less than *** (***)

Phase Two *** (***)	All Water Produced (up to system design)	US$*** for *** after Phase Two Start Date US$*** for *** through one hundred and twenty after Phase Two Start Date	Less than *** (***)

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than ***) but no more than *** and Phase Two will be for a ten (10) year term.

2)             ***  percent of the pricing above will be subject to a *** adjustment starting from the production start date (i.e. if Phase Two were to start producing water *** after Phase One, and the *** was ***  for that year, the Phase Two price at *** from the Phase One Start Date would be ***.

3)             The minimum consumption level presented above will be averaged over each monthly invoice period.

In the event that the actual costs incurred by Supplier with respect to Site Civil Works (see Section 5.1.i) and Intake/Outfall rehabilitation and Improvements (See Section 5.1 j.) (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) exceeds or is less than the estimated amount in Sections 5.1.i and 5.1.j., Supplier will inform client in a timely manner of time and costs when estimated by selected civil works subcontractors and provide detailed, final accounting within 60 days of completion of site civil works, (as set forth in Exhibit D).

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31.-40% shortfall of Minimum	***
41-50% shortfall of Minim um	***
5 3-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example: During Phase Two where the average monthly guaranteed amount is *** (20,833 M3/D x ***), and Supplier is able to deliver only *** for the month, then the Client’s water payment to Supplier for that month will be *** by ***.”

8.              AMENDMENT TO EXHIBITD-SCHEDULE

8.1.                            Exhibit D - Schedule of the WSA relating to the timeline schedule will be deleted and replaced with the Exhibit D - Schedule attached hereto.

9.              FINAL PROVISION

All other terms and conditions of the WSA continue to apply without any amendments and govern this First Amendment to the WSA.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment by their duly authorized representatives, as of the First Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

Name:	/s/John F. Curtis
Title:	PRESIDENT/DIRECTOR

[Illegible]
WITNESS

WATER & SEWERAGE AUTHORITY
Trinidad & Tobago

Name:	[Illegible]	Name:	/s/Dion Abdool

Title:	CHIEF EXECUTIVE OFFICER	Title:	CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.